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                       Securities And Exchange Commission

                           Washington, D.C.    20549


                                ----------------

                                    FORM 8-K

                                ----------------


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934


                                 July 17, 1995

                DATE OF REPORT (Date of earliest event reported)


                             INGERSOLL-RAND COMPANY
             (Exact name of registrant as specified in its charter)


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
                 NEW JERSEY                               1-985                          13-5156640

      (State or other jurisdiction of           (Commission File Number)        (IRS Employer Identification
               incorporation)                                                             Number)

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                            200 Chestnut Ridge Road
                       Woodcliff Lake, New Jersey  07675
                    (Address of principal executive offices)


                                 (201) 573-0123
              (Registrant's telephone number, including area code)


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Item 5.  Other Events

         Pursuant to the terms and conditions of a Selling Agency Agreement among Ingersoll-Rand Company (the "Registrant"), Salomon Brothers Inc, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Chase Securities, Inc., Goldman, Sachs & Co. and J.P. Morgan Securities Inc., dated July 17, 1995, the Registrant will from time to time issue its Medium-Term Notes, Series A, Due Nine Months or More from Date of Issue (the "Notes"), having an aggregate initial offering price of up to $600,000,000 (or such greater amount if Notes are issued at an original issue discount as shall result in aggregate gross proceeds to the Company of $600,000,000).




Item 7.   Exhibits

          Exhibits:

          Exhibit 1(a): Selling Agency Agreement dated July 17, 1995 among Ingersoll-Rand Company, Salomon Brothers Inc, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Chase Securities, Inc., Goldman, Sachs & Co. and J.P. Morgan Securities Inc.

          Exhibit 4(a): Forms of Fixed Rate and Floating Rate Medium-Term Notes, Series A, Due Nine Months or More from Date of Issue, having an aggregate initial offering price of up to $600,000,000 (or such greater amount if Notes are issued at an original issue discount as shall result in aggregate gross proceeds to the Company of $600,000,000).
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                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          INGERSOLL-RAND COMPANY
                                              (Registrant)


                                          By: /s/ THOMAS F. MCBRIDE
                                             --------------------------------
                                             Name:  Thomas F. McBride
                                             Title: Senior Vice President and
                                                    Chief Financial Officer


Date:  July 17, 1995




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                                 Exhibit Index

                              Exhibits to Form 8-K




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      Number in                                                                       Sequential
    Exhibit Table                          Exhibit                                    Page Number
    -------------                          -------                                    -----------
1(a)                              Selling Agency Agreement dated July 17,
                                  1995 among Ingersoll-Rand Company, Salomon
                                  Brothers Inc, Merrill Lynch Pierce, Fenner
                                  & Smith Incorporated, Chase Securities,
                                  Inc., Goldman, Sachs & Co. and J.P. Morgan
                                  Securities Inc.


4(a) Forms of Fixed Rate and Floating Rate Medium-Term Notes, Series A, Due Nine Months or More from Date of Issue, having an aggregate initial offering price of up to $600,000,000 (or such greater amount if Notes are issued at an original issue discount as shall result in aggregate gross proceeds to the Company of $600,000,000).

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